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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  June 11, 2002



                              INTERMET Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Georgia                     0-13787               58-1563873
----------------------------        ------------        ---------------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
of incorporation)                   File Number)        Identification Number)


              5445 Corporate Drive, Suite 200, Troy, Michigan 48098
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (248) 952-2500
               --------------------------------------------------
               Registrant's telephone number, including area code



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Item 9.  Regulation FD Disclosure

On June 11, 2002, the registrant announced that it priced $175 million of 9-3/4% senior notes due in 2009 (the "Notes"), to be sold through a Rule 144A offering. See the press release attached to this report as Exhibit 99.1, incorporated into this item by reference.

On June 13, 2002, the registrant announced the closing of the placement of the Notes. See the press release attached to this report as Exhibit 99.2, incorporated into this item by reference.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
(a)  Financial Statements of Businesses Acquired

     Not applicable

(b)  Pro Forma Financial Information

     Not applicable

(c)  Exhibits

     99.1  Press release dated June 11, 2002

     99.2  Press release dated June 13, 2002


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERMET CORPORATION


                                           By: /s/ Alan J. Miller
                                               Alan J. Miller
                                               Vice President, General Counsel
                                               and Secretary


Dated:  June 17, 2002







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                                  Exhibit Index



Exhibit
Number                          Description
------                          -----------

99.1           Press release dated June 11, 2002
99.2           Press released dated June 13, 2002